Exhibit 99.2

0 0 Q3 2022 EARNINGS PRESENTATION November 2, 2022

Disclaimers

Forward Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company's possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company's future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company's forward-looking statements: the outcome of any legal proceedings that may be instituted against the Company or others; the impacts of the ongoing COVID-19 pandemic; the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by other economic conditions (including the rapidly evolving conflict between Russian and the Ukraine), business, and/or competitive factors; future exchange and interest rates; and other risks and uncertainties included under "Risk Factors" in other Company filings that have been made or will be made with the Securities and Exchange Commission. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are useful to investors in evaluating the Company's financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included above, specific quantification of the charges excluded from the non-GAAP financial measures included in such financial guidance, including with respect to depreciation, amortization, interest, and taxes, that would be required to reconcile the non GAAP financial measures included in such financial guidance to GAAP measures are not available, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. In addition, the Company's debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are significant components in understanding and assessing the Company's financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS for the quarters and nine months ended September 30, 2022 and September 30, 2021.

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

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2 2 Key Highlights – Q3 2022 Net Income of $22mm, 17% higher than Q3 ‘21 and Adjusted EBITDA 1 of $33mm, 33% higher than Q3 ‘21 driven primarily by Net Sales growth, production efficiencies, and economies of scale, as well as managing investments based on Arculus ramp - up expectations and timing Arculus platform positioned to support growing security, payment, and authentication needs across many industries .. M arketing efforts increasingly focused on supporting B2B white - labeling opportunities. Continue to see strong interest in Arculus cold storage offering but uncertainty in the digital asset market persists Raising 2022 full year guidance; now expect Net Sales to be at the top of the range of $370mm to $380mm (narrowed from $355mm to $380mm) and Adjusted EBITDA 1 to be in the range of $130mm to $137mm (increased from $110mm to $120mm) P ositive card issuer trends continue including high consumer and business demand for premium cards while continuously monitoring indicators given mixed macro - economic signals Net Sales of $103mm, 56% higher than Q3 ‘21 driven by continued strong sales execution, deep customer relationships, and growth across both domestic (+62%) and international (+35%) 1 Adjusted EBITDA is a non - GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix

Company Highlights

CompoSecure is driving strong new partnership momentum across the payment card and Arculus ecosystems

Payment Cards

FinTechs

- Venmo
- PayPal
- Vital Card
- Mercury
- BHG World

Traditional Banks - LED (Pilot)

- US Bank

Gaming

- Mana

Exchanges

- eToro

Security ARCULUS Digital Authentication

FinTech & Technology Partners

- CoinZoom
- Legacy Vault
- INBESTGO
- CHAINGE
- Hedera

Marketing & Distribution

- Money 20/20 (An Ascential Company)
- Walmart.com
- newegg

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4 4 1 American Express & JP Morgan Chase Earnings Presentations 2 PYMNTS: “Mobile Wallet Adoption”, 2022 Positive Trends & Momentum across Payment Cards CompoSecure’s Largest Customers Continue to Report Over 17% Purchase Volume Growth vs. Prior Year Contactless Cards are 5x More Often Used than Apple Pay and 2.5x vs. All Mobile Wallets Percent of In - Store Transactions 2 Year over Year Purchase Volume Growth 1 -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 American Express JP Morgan Chase 1.9% 1.4% 2.0% 2.8% 6.1% 6.1% 4.5% 5.8% 2.0% 3.1% 7.4% 14.3% 2019 2020 2021 2022 ApplePay Mobile Wallets Contactless Cards

5 5 Positive Trends & Momentum across Payment Cards ~40% ~60% ~50% Source: American Express Earnings Presentations (5%) YoY Card Growth + 28% + 46% + 29% + 63% + 4% + 0 % YoY Marketing & Business Development Spend Growth (35%) +43% + 59% + 86% + 140% (16%) (52%) American Express continues to report strong card acquisition numbers and investment to grow the business +31% +33% 2.9 2.6 2.5 1.0 1.4 1.7 2.1 2.4 2.6 2.7 3.0 3.2 3.3 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 New Cards (MM) Marketing & Business Development Spend ($B) + 13% + 27%

6 6 The Arculus Platform Offers a Broad Range of Security & Authentication Solutions Targeting a Variety of Verticals FinTechs Financial Institutions Sports & Entertainment Gaming & Gambling Crypto Exchanges NFT Marketplaces KEY VERTICALS Telecom Healthcare B2B to Consumer Security Solutions Direct to Consumer Cold Storage Solution Cold Storage Key Card for Digital Assets Arculus Wallet App Secure Authentication Cold Storage for Digital Assets Identity Verification

Momentum Gaining to Shift Away from User Names and Passwords

Password Statistics[1]



90%
57%
57%
51%
33%
Internet Users Worried about Getting Passwords Hacked
People Already Been Scammed in Phishing Attacks Still Haven't Changed Their Passwords
Internet Users Would Prefer a Passwordless Method of Protecting Their Identity
People Use Same Passwords for Work and Personal Accounts
Account Compromised Victims that Stopped Doing Business with Companies & Websites that Leaked Credentials

Big tech is building a passwordless future. Banks want to join in.

By Carter Pape August 05, 2022, 3:42 p.m. EDT 4 Min Read

Google's new passkey support is helping kill the password

It's still in beta, but the tech is part of an important, larger initiative involving Apple and Microsoft, too.

BY HARRY GUINNESS | PUBLISHED OCT 14, 2022 12:31 PM

PayPal Enters Passwordless Future With Passkey Launch

By PYMNTS Listen to Article

Posted on October 24, 2022

Bank of America's CashPro App Adds QR Code, Biometrics to Ease Sign-In

By PYMNTS Listen to Article

Posted on September 26, 2022

Microsoft is doing away with passwords for Azure Virtual Desktop

By Will McCurdy published September 27, 2022

Users get passwordless authentication for virtual desktops

[1] DataProt: Save Your Data with These Empowering Password Statistics: 8/22/22

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8 8 Arculus Authentication Provides Passwordless Login and/or Step - Up Verification ~60% ~50% Easy set - up process for FIDO2 compatible app Can be used for step - up authentication Simply tap Arculus Key card for secure log - in Payment Card Integration: Can combine credit/debit card wit h authentication token Secure : Authentication for high dollar/high risk transactions or passwordless log - in Phishing Resistant: Authenticating/boot - strapping a new device Improved User Experience: Customer service enhancements Secure NFC connection

9 9 1 SlowMist Hacked 2 PYMNTS: “Mobile Wallet Adoption”, 2022 Crypto Hacks and Exchange Freezes Have Continued to Challenge the Industry Hacking Losses 1 $0.1 $1.3 $2.1 $5.5 $4.2 $9.9 $3.5 - 50 100 150 200 250 300 $0 $2 $4 $6 $8 $10 $12 2016 2017 2018 2019 2020 2021 YTD Oct 2022 # of Hack Events Money Lost ($ Billions) Money Stolen by Blockchain Hackers Hack Events

10 10 Arculus Wallet Enables Safe Storage of Private Keys for Digital Assets ~60% ~50% Seamlessly send, receive, and swap cryptocurrency and NFTs Easily track and record historical transactions Simply tap - to - transact with the Arculus Key card Convenience of a Hot Wallet with the Security of Cold Storage Secure: Advanced three - factor authentication security across biometric, PIN, and Key card Innovative: No charging required, crypto key storage solution with encrypted NFC (“tap - to - transact”) Convenient: Easily send, receive, and trade crypto assets through the mobile app

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12 12 Q3 2022 Results Net Sales Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 Q3 ‘22 Q3 ‘21 % Change Commentary $103mm 60% $3 3 mm 32% $66mm 55% $25mm 37% 56% 516 bps 33% (552 bps) Demand for premium metal cards, strong sales execution, & increased international demand Economies of scale & efficiencies mitigating increasing supply chain costs Excludes $1mm net increase from re - valuation of earnout & warrants Q3 ‘22 includes (~$5mm) net impact from Arculus investment 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation Net Income $22mm $ 19 mm 17% $1mm net increase from re - valuation of earnout & warrants

13 13 Sept YTD 2022 Results Net Sales Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 YTD Sept ‘22 YTD Sept ‘21 % Change Commentary $285mm 59% $106mm 37% $193mm 55% $81mm 42% 48% 469bps 30% (502 bps) Excludes $38mm net increase from re - valuation of earnout & warrants YTD Sept ‘22 includes (~$16mm) net impact from Arculus investment 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation Net Income $ 110 mm $63mm 73% Economies of scale & efficiencies mitigating increasing supply chain costs Demand for premium metal cards, strong sales execution, & increased international demand $38mm net increase from re - valuation of earnout & warrants

14 14 Net Sales Trend In millions $52 $64 $62 $70 $84 $14 $11 $22 $27 $19 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 International Domestic $66 $ 75 $84 $ 97 International Domestic 28% 72% 21% 79% 15% 85% 26% 74 % Domestic and international are both contributing to CompoSecure’s growth +35% Q3 ‘22 vs. Q3 ‘21 + 62 % Q3 ‘22 vs. Q3 ‘21 19% 81% $103

15 15 15mm 5 Earnings per Share: GAAP Basic Q2 YTD ‘22 GAAP Net Income $22mm $0.18 12.9% $3mm 1 Three months ended 9/30/22 Nine months ended 9/30/22 $22mm 16.2% $4mm 2 20mm 6 $0.18 $109mm $109mm 14.1% 28.3% $15mm 3 $31mm 4 15mm 5 33mm 7 $1.02 $0.94 Source: Company Financials 1 20.6% of Operating Net Income of $24.0mm less 100% of C - Corp Costs of $2.1mm 2 24.5% of Operating Net Income of $24.0mm less 100% of C - Corp Costs of $2.1mm 3 20.6% of Operating Net Income of $118.4mm less 100% of C - Corp Costs of $9.0mm 4 35.1% of Operating Net Income of $118.4mm less 100% of C - Corp Costs of $9.0mm less Interest on Dilutive Convertible Debt of $1. 9mm 5 Weighted Average Class A Shares of 15.4mm and 15.1mm for three months and nine months, respectively 6 Weighted Average Class A Shares of 15.4mm and 15.1mm for three months and nine months, respectively plus 4.2mm Outstanding Op ti ons (Assuming Exercise Net of Strike Price) 7 Weighted Average Class A Shares of 15.4mm and 15.1mm for three months and nine months, respectively plus 4.2mm Outstanding Op ti ons (Assuming Exercise Net of Strike Price) plus 13.0mm Shares from Convertible Debt Conversion % of Total Net Income Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted

16 16 76mm 3 Adjusted Earnings per Share Basic Q2 YTD ‘22 GAAP Net Income $22mm $0.26 90% $20mm 1 Three months ended 9/30/22 Nine months ended 9/30/22 $22mm 90% $20mm 1 88mm 4 $0.22 $109mm $109mm 60% 60% $65mm 2 $65mm 2 76mm 3 88mm 4 $0.86 $0.74 Source: Company Financials 1 GAAP Net Income of $22.0mm less Additional Tax Provision of $4.9mm less Fair Value Mark to Market Change for Warrants and Ear no ut and Stock Based Compensation Adjustment of $2.8mm 2 GAAP Net Income of $109.5mm less Additional Tax Provision of $13.7mm less Fair Value Mark to Market Change for Warrants and E ar nout and Stock Based Compensation Adjustment of $30.3mm 3 Outstanding Class A plus Class B Shares 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4. 2m m and 4.7mm, respectively Options (Assuming Exercise Net of Strike Price) 5 Adjusted Net Income and Adjusted EPS are non - GAAP financial measures. For reconciliation of these non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix % of GAAP Net Income Adjusted Net Income Total Shares used in EPS Adjusted EPS 5 Diluted Basic Diluted

17 17 2022 Guidance Net Sales Adjusted EBITDA 1 Prior 2022E 2021 $268mm $102mm $355mm - $380mm $110mm - $120mm 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation $370mm - $ 380 mm $130mm - $137mm Updated 2022E +$15mm / +$0mm +$ 20 mm / +$17mm B /( W ) vs. Prior ‘22E B /( W ) vs. Prior ‘22E Increasing full year net sales and adjusted EBITDA guidance + 38% / +42% B /( W ) vs. ‘ 21 +27% / + 34 % B /( W ) vs. ’21

18 18 Strategic Priorities Leader in Metal Payment Cards, Security, Storage, and Authentication Technology Drive premium payment card sales through continued domestic growth, international expansion, and FinTechs Deliver innovative new card constructs and leverage our scale and existing relationships Enhance Arculus capabilities (blockchain support, payment card integration, & channel expansion) to drive adoption across key B2B verticals given demand for multi - factor authentication security solutions Optimize investment in product lines across advertising initiatives, talent, software development, and partnerships to accelerate growth Focus on process efficiencies, materials procurement, and upsell opportunities to maintain strong margins

19 19 Investor Relations Contact ir.composecure.com Sean Mansouri 720 - 330 - 2829 ir@composecure.com

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CompoSecure, Inc. (Nasdaq: CMPO)
Summary Equity Capitalization Table (with net exercise model)

As of September 30, 2022

Current Enterprise Value is $778mm[1]

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders (including PIPE & Sponsor): Class A	15.8mm	15.8mm
Historic CompoSecure Owners: Class B	60.6mm	60.6mm
Subtotal	**76.3mm**	**76.3mm**
Holders	**# of Shares Reserved for Immediately Exercisable In-The-Money Options**	**# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[2]**
Merger Rollover Options	5.0mm	4.4mm
Total	**81.3mm**	**80.7mm**
Convertible Instruments	**# of Shares Reserved for Conversion**	**# of Shares Reserved for Conversion (assuming net exercise)**
Public Warrantholders[3]	11.6mm	4.2mm
Roman Sponsor Warrantholders[3]	10.8mm	3.9mm
Exchangeable Noteholders[4]	11.3mm	11.3mm
Grand Total	**115.0mm**	**100.1mm**

Notes: The table above excludes shares which may be issued in the future for contingent "earnout", equity incentive plan, employee stock purchase plan, and 401K plan

[1] Includes Net Debt of $228mm + Convertible of $130mm. Equity of 80.7mm shares @ $5.21 price/share as of market close 10/28/22

[2] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[3] Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00

[4] Assumes $11.50 strike price with redemption (at company's discretion) after three years if FMV exceeds $14.95

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22 22 Balance Sheets ( Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended Septemb er 30, 2022 and December 31, 2021 respectively. ($mm) Q3 2022A Q4 2021 Assets Current Assets Cash & cash equivalents $15 $22 Accounts receivable, net 46 28 Inventories 39 26 Prepaid expenses and other Current assets 3 3 Total Current Assets 103 78 Property and equipment, net 23 22 Deferred tax assets 25 26 Other assets 19 5 Total assets $170 $131 Liabilities and Members' Equity Current Liabilities Accounts payable $13 $7 Accrued expenses 20 40 Other current liabilities 24 1 Current portion of long-term debt 10 13 Total current liabilities 67 61 Long-term debt, net of deferred finance costs 221 233 Line of credit 10 15 Convertible Debt, net of debt discount 128 127 Other liabilities 70 103 Total liabilities $495 $539 Members' Equity (325) (408) Total liabilities and members' equity $170 $131

23 23 Statements of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the nine month s ended September 30, 2022 and 2021 respectively ($mm) YTD Sep 2022A YTD Sep 2021A Revenue Net Sales $285 $193 Cost of Sales (115) (87) Gross Profit $169 $106 Operating Expenses Selling, general and administrative (79) (33) Income from operations $91 $72 Other expense Other income (expense), net 19 (9) Net Income $109 $63

24 24 Statements of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the nine month s ended September 30, 2022 and 2021 respectively ($mm) YTD Sep 2022A YTD Sep 2021A Cash flows from operating activities Net income $110 $63 Depreciation 7 8 Equity compensation expense 8 1 Inventory reserve Amortization of deferred finance costs 2 1 Mark-to-market adjustments (22) 0 Change in assets and liabilities (17) 0 Accounts receivable (18) (25) Inventories (13) 4 Prepaid expenses and other assets (0) 0 Other liabilities 25 (7) Accrued expenses 10 2 Net cash provided by operating activities $91 $48 Cash flows rom investing activities Acquisition of property and equipment (7) (4) Net cash used in investing activities ($7) ($4) Cash flows from financing activities Business combination and PIPE financing Proceeds from line of credit (5) Payment of line of credit (5) Proceeds from term loan Payment of term loan (17) (18) Distributions Deferred finance costs related to debt origination Issuance cost related to business combination (24) Tax Distribution to members (44) (22) Net cash used in financing activities ($90) ($45) Net increase (decrease) cash, cash equivalents and restricted cash (7) (1) Cash, cash equivalents and restricted cash, beginning of year $22 $13 Cash, cash equivalents and restricted cash, end of year $15 $12 Supplementary disclosure of cash flow information Cash paid during the year for interest 15 8 Derivative asset - interest rate swap 9

25 25 $mm Q3 2022A Q3 2021A YTD Sep 2022A YTD Sep 2021A Net Income $22 $19 $109 $63 Interest Expense 6 3 16 9 Depreciation and Amortization 2 3 7 8 Taxes 0 4 Unadjusted EBITDA $30 $24 $136 $80 Non-Cash Stock Comp Expense 4 0 8 1 Mark-to-Market Adjustments -1 -38 Other 0 0 Total EBITDA Adjustments $3 $0 ($30) $1 Adjusted EBITDA $33 $25 $106 $81 Adjusted EBITDA Margin 32% 37% 37% 42% Source: Company financials Non - GAAP Adjusted EBITDA Reconciliation (Unaudited) Non - Cash Stock Option Expense : Non - cash stock option expenses related to the executive incentive plan Non - Cash Mark to Market Adjustments : Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets .. 1 2 3 Other : Related to prior periods commissions charge .. 1 2 3

26 26 Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Assumes exercise net of strike price, valuation at assumed FMV of $10.00 Non - GAAP EPS Reconciliation (Unaudited) ($mm) BASIC DILUTED BASIC DILUTED GAAP Net Income $21.9 $21.9 $109.5 $109.5 Add back tax provision 0.4 0.4 3.7 3.7 Tax Provision on 100% of Taxable Income -5.3 -5.3 -17.4 -17.4 Adjusted Net Income $17.0 $17.0 $95.8 $95.8 Fair Value and Stock Based Compensation Adjustment $2.8 $2.8 -$30.3 -$30.3 Adjusted Net Income $19.8 $19.8 $65.5 $65.5 Class A + Class B Shares 76.0 76.0 75.7 75.7 Public & Private Warrants 1 - 8.1 - 8.1 Options 2 - 4.2 - 4.7 Total Shares 76.0 88.3 75.7 88.5 Adjusted EPS $0.26 $0.22 $0.86 $0.74 Three months ended 9/30/2022 Nine months ended 9/30/2022